[Dorsey & Whitney Letterhead]

                                 March 18, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attn:    Filing Desk

      Re: Enzon, Inc.- Current Report on Form 8-K

Ladies and Gentlemen:

      On behalf of our client Enzon, Inc. (the "Company"), we are transmitting electronically the Company's Current Report on Form 8-K (the "Form 8-K") dated March 18, 2002.

      Please note that the Form 8-K filed herewith contains a conformed signature and that an original, manual signature will be retained in the Company's records for five (5) years.

                                                   Very truly yours,

                                                   By:      /s/ KENNETH K. KWOK
                                                            -------------------
                                                            Kenneth K. Kwok

cc:   Kenneth J. Zuerblis

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 18, 2002

                                   ENZON, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                        0-12957                22-2372868
(State or other jurisdiction of          (Commission             (IRS Employer
        incorporation)                  File Number)            Identification)

                20 Kingsbridge Road, Piscataway, New Jersey 08854
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (732) 980-4500

                                       NA
          (Former name or former address, if changed since last report)

Item 5.  Other Events

      On March 18, 2002, Enzon, Inc. (the "Company") announced the appointment of Ulrich M. Grau, Ph.D. as the Company's Chief Scientific Officer. In this role, Dr. Grau will be responsible for advancing the Company's product pipeline, expanding its research and development programs and technological base, and advising the board and management on the scientific vision and direction of the Company.

      Dr. Grau brings over 20 years of experience from the biotechnology and pharmaceutical industry having directed numerous R&D programs. Most notably, Dr. Grau served as President of Research and Development at BASF Pharma and Senior VP Global Product Realization for Hoechst Marion Roussel. While at BASF, Dr. Grau directed a global R&D organization of approximately 1,500 employees, and significantly advanced and expanded the Company's product portfolio. At Hoechst, Dr. Grau served as Senior VP Global Product Realization, where he directed the company's late-stage product development activities.

      Jeffrey McGuire, Ph.D. has been named the Company's Senior Vice President of Scientific Affairs. In this capacity, Dr. McGuire will be reporting to Dr. Grau and will be focused on identifying and gaining access to new preclinical candidates and drug delivery technologies to expand the Company's proprietary pipeline.

      EXCEPT FOR THE HISTORICAL INFORMATION HEREIN, THE MATTERS DISCUSSED IN THIS NEWS RELEASE INCLUDE FORWARD-LOOKING STATEMENTS THAT MAY INVOLVE A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY VARY SIGNIFICANTLY BASED UPON A NUMBER OF FACTORS, WHICH ARE DESCRIBED IN THE COMPANY'S FORM 10-K, FORM 10-Q'S AND FORM 8-K'S ON FILE WITH THE SEC, INCLUDING WITHOUT LIMITATION, RISKS IN OBTAINING AND MAINTAINING REGULATORY APPROVAL FOR INDICATIONS AND EXPANDED INDICATIONS, MARKET ACCEPTANCE OF AND CONTINUING DEMAND FOR THE COMPANY'S PRODUCTS AND THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2002

                                                ENZON, INC.
                                                -----------
                                                (Registrant)

                                     By:/s/ KENNETH J. ZUERBLIS
                                        --------------------------
                                        Kenneth J. Zuerblis
                                        Vice President, Finance, Chief Financial
                                          Officer and Corporate Secretary